SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   August 9, 2001

        LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in its Charter)

        MISSOURI             (State or Other Jurisdiction of Incorporation)

0-24293 (Commission File Number)	43-1309065 (IRS Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri (Address of Principal Executive Offices)	63302 (Zip Code)

(636) 946-6525 (Registrant's telephone number, including area code)

ITEM 9.    Regulation FD Disclosure.

        On August 9, 2001, LMI Aerospace, Inc. issued a press release regarding an updated 2001 outlook and preliminary estimates for 2002. The text of the announcement is attached hereto as Exhibit 99.1.

Exhibit No.	Description

99.1	Text of Press Release, dated August 9, 2001, issued by LMI Aerospace, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2001

LMI AEROSPACE, INC.

By: /s/ Lawrence E. Dickinson Lawrence E. Dickinson Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Press Release, dated August 9, 2001, issued by LMI Aerospace, Inc.